UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report on Form 8-K/A amends the Current Report on Form 8-K filed by BBCN Bancorp (the “Company”) on January 27, 2016 in relation to the resignation of two directors (the “Original Report”), as amended on February 2, 2016 to disclose letters received after the filing of the Original Report (“Amendment No. 1”). This amendment discusses events which have occurred since the filing of Amendment No. 1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In the Original Report, the Company disclosed that Messrs. Kiho Choi and C.K. (Chuck) Hong had resigned from the Company’s Board of Directors on January 21, 2016. Amendment No. 1 disclosed correspondence received from Messrs. Choi and Hong, after filing of the Original Report. On February 2, 2016, after the filing of Amendment No. 1, the Company received an email from Mr. Choi. A copy of that email is attached hereto as Exhibit 99.1. The Company reaffirms the statements it made in the Original Report and in Amendment No. 1 regarding Mr. Choi’s resignation.

Miscellaneous

A copy of this Report on Form 8-K has been furnished to Mr. Choi on February 3, 2016.

Nothing herein should be deemed a solicitation with respect to the proposed merger between the Company and Wilshire Bancorp (the “Merger”). In connection with the proposed Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement/Prospectus of the Company and Wilshire, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and Wilshire at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.BBCNbank.com under the tab “Investor Relations” and then under the heading “SEC Filings” and from Wilshire at www.wilshirebank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

99.1	Kiho Choi’s email dated February 2, 2016 regarding his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: February 3, 2016	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1	Kiho Choi’s email dated February 2, 2016 regarding his resignation.